UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C.  20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):	April 10, 2014

WORTHINGTON INDUSTRIES, INC.

(Exact Name of Registrant as Specified in its Charter)

Ohio	1-8399	31-1189815
(State or Other Jurisdiction	(Commission	(IRS Employer
of Incorporation)	File Number)	Identification No.)

200 Old Wilson Bridge Road, Columbus, Ohio	43085
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code:	(614) 438-3210

Not Applicable
(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01  Entry into a Material Definitive Agreement

On April 15, 2014, Worthington Industries, Inc. (the “Company”) completed the public offering (the “2014 Notes Offering”) of $250 million aggregate principal amount of its 4.55% Notes due 2026 (the “Notes”).  The Notes were offered pursuant to the prospectus supplement dated April 10, 2014, to the prospectus dated April 7, 2014 (together, the “Prospectus”), which forms part of the Company’s effective Registration Statement on Form S-3 (Registration No. 333-195101) filed with the Securities and Exchange Commission (the “SEC”) on April 7, 2014, pursuant to which the Notes were registered under the Securities Act of 1933, as amended.

The sale of the Notes was made pursuant to the terms of an Underwriting Agreement, dated April 10, 2014 (the “Underwriting Agreement”), between the Company and J.P. Morgan Securities LLC and Wells Fargo Securities, LLC, as representatives of the several underwriters named in Schedule A to the Underwriting Agreement (individually, an “Underwriter” and collectively, the “Underwriters”).  The Underwriting Agreement includes the terms and conditions of the offer and sale of the Notes, indemnification and contribution obligations and other terms and conditions customary in agreements of this type.

The terms of the Notes are governed by an Indenture dated as of April 13, 2010 (the “Base Indenture”) between the Company and U.S. Bank National Association, as trustee (the “Trustee”), as supplemented by a Second Supplemental Indenture dated as of April 15, 2014 (the “Second Supplemental Indenture” and collectively with the Base Indenture, the “Indenture”) between the Company and the Trustee.

The Notes are senior unsecured obligations of the Company and rank equal in right of payment with the Company’s other existing and future unsecured and unsubordinated indebtedness and senior in right of payment to all of the Company’s future subordinated indebtedness.  In addition, the Notes will be structurally subordinated in right of payment to all of the obligations of the Company’s subsidiaries and effectively subordinated to all of Company’s secured obligations, to the extent of the assets securing such obligations.

Interest on the Notes will accrue at a rate of 4.55% per annum and is payable semi-annually, in arrears, on April 15 and October 15 of each year, commencing October 15, 2014.  The Notes will mature on April 15, 2026, unless earlier redeemed.  The Company may redeem the Notes prior to maturity, in whole or in part, at a redemption price equal to the greater of (i) 100% of the principal amount of the Notes to be redeemed and (ii) the sum of the present values of the Remaining Scheduled Payments (as defined in the Second Supplemental Indenture) on the Notes to be redeemed discounted to the redemption date on a semiannual basis (assuming a 360-day year consisting of twelve 30-day months) at the Treasury Rate (as defined in the Second Supplemental Indenture) plus 30 basis points; plus, in either case, accrued and unpaid interest on the principal amount being redeemed to the date of redemption.

If a change of control triggering event with respect to the Notes (as described in the Second Supplemental Indenture) occurs and the Company has not previously exercised its right to redeem all of the outstanding Notes, each holder of Notes will have the right to require the Company to purchase all or a portion of such holder’s Notes at a price equal to 101% of the principal amount of the Notes, plus accrued and unpaid interest, if any, to the date of purchase.

The Indenture contains covenants that, with certain exceptions, limit the Company’s ability to incur certain liens, enter into sale/leaseback transactions and merge, consolidate or sell all or substantially all of its assets.

The following will constitute “Events of Default” with respect to the Notes, subject to any additional limitations and qualifications included in the Indenture:

•	default in the payment of any installment of interest on the Notes as and when the same become due and payable and continuance of such default for a period of 30 days;

•
default in the payment of principal or premium with respect to any Notes as and when the same become due and payable, whether at maturity, upon redemption, by declaration, upon required repurchase or otherwise;

•	default in the payment of any sinking fund payment with respect to any Notes as and when the same become due and payable;

•	failure on the part of the Company to comply with the provisions of the Indenture relating to consolidations, mergers and sales of assets;

•
failure on the part of the Company duly to observe or perform any other of the covenants or agreements on the part of the Company in the Notes, in any resolution of the Board of Directors of the Company authorizing the issuance of the Notes, in the Base Indenture or in the Second Supplemental Indenture or any other supplemental indenture with respect to the Notes (other than a covenant a default in the performance of which is otherwise specifically dealt with) continuing for a period of 60 days after the date on which written notice specifying such failure and requiring the Company to remedy the same has been given, by registered or certified mail, to the Company by the Trustee or to the Company and the Trustee by the holders of at least 25% in aggregate principal amount of the Notes at the time outstanding;

•
indebtedness of the Company or any “Restricted Subsidiary” of the Company (as defined in the Base Indenture) is not paid within any applicable grace period after final maturity or is accelerated by the holders thereof because of a default, the total amount of such indebtedness unpaid or accelerated exceeds $25 million or the United States dollar equivalent thereof at the time and such default remains uncured or such acceleration is not rescinded for 10 days after the date on which written notice specifying such failure and requiring the Company to remedy the same has been given, by registered or certified mail, to the Company by the Trustee or to the Company and the Trustee by the holders of at least 25% in aggregate principal amount of the Notes at the time outstanding;

•
the Company or any of its Restricted Subsidiaries (1) voluntarily commences any proceeding or files any petition seeking relief under the United States Bankruptcy Code or other federal or state bankruptcy, insolvency or similar law, (2) consents to the institution of, or fails to controvert within the time and in the manner prescribed by law, any such proceeding or the filing of any such petition, (3) applies for or consents to the appointment of a receiver, trustee, custodian, sequestrator or similar official for the Company or any such Restricted Subsidiary or for a substantial part of its property, (4) files an answer admitting the material allegations of a petition filed against it in any such proceeding, (5) makes a general assignment for the benefit of creditors, (6) admits in writing its inability to pay, or fails generally to pay, its debts as they become due, (7) takes corporate action for the purpose of effecting any of the foregoing or (8) takes any comparable action under any foreign laws relating to insolvency;

•
the entry of an order or decree by a court having competent jurisdiction for (1) relief with respect to the Company or any of its Restricted Subsidiaries or a substantial part of any of their property under the United States Bankruptcy Code or any other federal or state bankruptcy, insolvency or similar law, (2) the appointment of a receiver, trustee, custodian, sequestrator or similar official for the Company or any such Restricted Subsidiary or for a substantial part of any of their property (except any decree or order appointing such official of such Restricted Subsidiary pursuant to a plan under which the assets and operations of such Restricted Subsidiary are transferred to or combined with another Restricted Subsidiary or Subsidiaries of the Company or to the Company) or (3) the winding-up or liquidation of the Company or any such Restricted Subsidiary (except any decree or order approving or ordering the winding-up or liquidation of the affairs of a Restricted Subsidiary pursuant to a plan under which the assets and operations of such Restricted Subsidiary are transferred to or combined with one or more other Restricted Subsidiaries or the Company), and such order or decree continues unstayed and in effect for 60 consecutive days, or any similar relief is granted under any foreign laws and the order or decree stays in effect for 60 consecutive days;

•
any judgment or decree for the payment of money in excess of $25 million or the United States dollar equivalent thereof at the time is entered against the Company or any Restricted Subsidiary of the Company by a court or courts of competent jurisdiction, which judgment is not covered by insurance, and is not discharged and either (1) an enforcement proceeding has been commenced by any creditor upon such judgment or decree or (2) there is a period of 60 days following the entry of such judgment or decree during which such judgment or decree is not discharged or waived or the execution thereof stayed and, in either case, such default continues for 10 days after the date on which written notice specifying such failure and requiring the Company to remedy the same has been given, by registered or certified mail, to the Company by the Trustee or to the Company and the Trustee by the holders of at least 25% in aggregate principal amount of the Notes at the time outstanding; and

•	any other Event of Default provided with respect to the Notes.

These Events of Default are substantially similar to the “Events of Default” defined in the Base Indenture, provided that the monetary thresholds set forth in the Events of Default described in the sixth and ninth bullet points above were increased from $20 million in the Base Indenture to $25 million in the Second Supplemental Indenture to reflect the current terms of the Company’s revolving credit facility.

If an Event of Default described in the first, second, third, fourth, fifth, sixth, ninth or tenth bullet points above occurs and is continuing with respect to the Notes, unless the principal and interest with respect to all the Notes has already become due and payable, either the Trustee or the holders of not less than 25% in aggregate principal amount of the Notes then outstanding may declare the principal of and interest on all the Notes due and payable immediately. If an Event of Default described in the seventh or eighth bullet points above occurs, unless the principal and interest with respect to all the Notes has become due and payable, the principal of and interest on all the Notes will become and be immediately due and payable without any declaration or other act on the part of the Trustee or any holder of Notes.

The terms of the Notes are further described in the Prospectus.

Certain of the Underwriters and their affiliates have provided from time to time, and may provide in the future, investment and commercial banking and financial advisory services to the Company and its affiliates in the ordinary course of business, for which they have received and may continue to receive customary fees and commissions.  Affiliates of J.P. Morgan Securities LLC and Wells Fargo Securities, LLC and the other Underwriters are lenders under the Company’s revolving credit facility, and an affiliate of Wells Fargo Securities, LLC acts as a co-documentation agent under the Company’s revolving credit facility.  The Trustee also acts as a co-documentation agent and is a lender under the Company’s revolving credit facility.  In addition, J.P. Morgan Securities LLC and one of the other Underwriters served as joint bookrunners and joint lead arrangers for purposes of the Company’s revolving credit facility.

The Company intends to use the net proceeds from the 2014 Notes Offering to repay the Company’s borrowings under its revolving credit facility and to repay amounts outstanding under the Company’s revolving trade accounts receivable securitization facility and, therefore, affiliates of the Underwriters that are lenders under the Company’s revolving credit facility will receive a portion of the net proceeds from the 2014 Notes Offering.  The Company intends to add the remaining portion of the net proceeds from the sale of the Notes to the Company’s working capital to be used for general corporate purposes, which may include the repayment of other indebtedness.

The foregoing description is qualified in its entirety by reference to the full text of the Underwriting Agreement, the Base Indenture and the Second Supplemental Indenture (which includes the form of the Notes), copies of which are filed or incorporated by reference as Exhibit 1.1, Exhibit 4.1 and Exhibit 4.2, respectively, to this Current Report on Form 8-K and are incorporated herein by reference.

Item 2.03  Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant

The disclosure required by this Item 2.03 is included in Item 1.01 of this Current Report on Form 8-K and is incorporated herein by reference.

Item 8.01.  Other Events

On April 10, 2014, the Company issued a news release announcing its intention to offer the Notes and the commencement of the 2014 Notes Offering.  A copy of this news release is filed as Exhibit 99.1 to this Current Report on Form 8-K.

Also, on April 10, 2014, the Company issued a news release announcing the pricing of the 2014 Notes Offering.  A copy of this news release is filed as Exhibit 99.2 to this Current Report on Form 8-K.

Item 9.01.  Financial Statements and Exhibits

(a)  through (c):  Not applicable.

(d)  Exhibits.

Attached hereto, or incorporated herein by reference, are agreements and other information related to the 2014 Notes Offering pursuant to the Registration Statement on Form S-3 (Registration No. 333-195101), filed with the SEC.  The exhibits are expressly incorporated herein by reference.

Exhibit No.	Description
1.1
Underwriting Agreement, dated April 10, 2014, between Worthington Industries, Inc. and J.P. Morgan Securities LLC and Wells Fargo Securities, LLC, as representative of the several underwriters named in Schedule A thereto, relating to the offer and sale of the Notes (filed herewith)

4.1
Indenture, dated as of April 13, 2010, between Worthington Industries, Inc. and U.S. Bank National Association, as Trustee (incorporated herein by reference to Exhibit 4.1 to the Current Report on Form 8-K of Worthington Industries, Inc. dated April 13, 2010 and filed with the SEC on the same date (SEC File No. 1-8399))

4.2	Second Supplemental Indenture, dated as of April 15, 2014, between Worthington Industries, Inc. and U.S. Bank National Association, as Trustee (filed herewith)

4.3	Form of 4.55% Notes due 2026 (included in Exhibit 4.2)

5.1	Opinion of Vorys, Sater, Seymour and Pease LLP (filed herewith)

12.1	Computation of Ratio of Earnings to Fixed Charges (filed herewith)

99.1	News Release issued by Worthington Industries, Inc. on April 10, 2014 announcing the commencement of the 2014 Notes Offering (filed herewith)

99.2	News Release issues by Worthington Industries, Inc. on April 10, 2014 announcing the pricing of the 2014 Notes Offering (filed herewith)

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

WORTHINGTON INDUSTRIES, INC.

Date: April 15, 2014	By:	/s/Dale T. Brinkman
Dale T. Brinkman, Vice President-Administration,
General Counsel and Secretary